UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 9, 2009

QUANTUM FUEL SYSTEMS TECHNOLOGIES

WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49629	33-0933072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17872 Cartwright Road Irvine, CA 92614	92614
(Address of principal executive offices)	(Zip Code)

(949) 399-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

4.02(a).

As reported on Form 8-K filed by the Registrant on July 29, 2009, the Registrant delayed filing its Annual Report for fiscal year ended April 30, 2009, in order to complete an internal assessment of its accounting for certain of its debt instruments and to clear other open SEC comments. Since then, management and the Registrant’s audit committee (“Audit Committee”) have been identifying potential embedded conversion features, evaluating the accounting treatment, and assessing the financial statement impact, if any, related to potential embedded features that may require bifurcation from the convertible promissory note originally issued on January 16, 2008 (“Convertible Note”) and a $10 million term note also issued on January 16, 2008 and referred to in the Registrant’s prior filings as Term Note B (“Term Note B”), and reviewing its accounting treatment and analyzing the financial statement impact, if any, for the common stock purchase warrants issued by the Registrant in 2006, 2007 and 2008.

During meetings held on October 9, 2009 and October 14, 2009, management and the Audit Committee, in consultation with Ernst & Young, LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, concluded that the Registrant’s previously filed consolidated financial statements for the fiscal years ended April 30, 2007 and April 30, 2008 on Form 10-K, the independent registered public accounting firm’s reports on the financial statements and the effectiveness of internal control over financial reporting, and each of the quarterly financial statements on Form 10-Q for the periods ended October 31, 2006 through January 31, 2009 should no longer be relied upon. The Audit Committee, with the recommendation of management, came to this conclusion, in part, based on comments received from the staff members of the Division of Corporate Finance of the Securities and Exchange Commission (“SEC”), discussions with staff members of the Office of the Chief Accountant of the SEC, and discussions with Ernst & Young. Based on such discussions, the Registrant determined that:

•

The embedded conversion feature contained in the Convertible Note should be bifurcated, classified as a liability, recorded at fair value at the date of issuance, and marked to market each period in accordance with the provisions of Statement of Financial Accounting Standards No. 133 Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”). This determination was made based on the fact that the Convertible Note contractually requires the Registrant to issue shares upon conversion that have certain characteristics that are not within the Registrant’s control. These contractual obligations require the Registrant to (1) cause the shares delivered upon conversion of principal due under the convertible note to be duly listed for trading on the Nasdaq Global Market (or any successor trading market) concurrently with the issuance of such shares and (2) ensure that the holder may resell such shares pursuant to Rule 144 of the Securities Act (subject to any applicable holding period). Since satisfaction of these contractual obligations is not within the Registrant’s control, EITF 00-19 Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock (“EITF 00-19”) requires the Registrant to assume that net-cash settlement of the contract could be required and preclude accounting for the embedded conversion feature as equity.

•

The embedded conversion feature contained in Term Note B should be bifurcated, classified as a liability, recorded at fair value at the date issuance, and marked to market each period in accordance with the provisions of SFAS 133. This determination was made based on the fact that Term Note B contractually requires the Registrant to issue shares upon conversion that have a certain characteristic that is not within the Registrant’s control. This contractual obligation requires the Registrant to ensure that the holder may resell shares issued as payment under the embedded conversion feature described in the Term Note B agreement pursuant to Rule 144 of the Securities Act (subject to any applicable holding period). The Registrant determined that the interpretation of this requirement from a legal perspective is not sufficiently clear for the Registrant to be able to conclude that the Registrant could always maintain the required characteristic of the shares issued to satisfactorily settle the payment under the conversion feature in shares. Since satisfaction of this contractual obligation is not within the Registrant’s control, EITF 00-19 requires the Registrant to assume that net-cash settlement of the contract could be required and would preclude accounting for the embedded conversion feature as equity.

•

The common stock purchase warrants issued by the Registrant in a private placement that occurred in October 2006 (“October 2006 Warrants”), warrants issued by the Registrant in a private placement that occurred in June 2007 (“June 2007 Warrants”) and warrants issued by the Registrant in a registered direct offering that occurred in August 2008 (“August 2008 Warrants”) should be considered derivatives, classified as liabilities, recorded at fair value, and marked to market each period in accordance with the provisions of SFAS 133. This determination was made based on the fact that the October 2006 Warrants,

June 2007 Warrants, and the August 2008 Warrants contain provisions that could potentially require the Registrant to net-cash settle the intrinsic value of the warrants in the event of a change in control or other fundamental change in the Registrant. Since the contractual provisions that could require the Registrant to net-cash settle the warrant is not within the Registrant’s control equity classification is precluded under EITF 00-19.

The Registrant plans to file amended consolidated financial statements as soon as possible after it completes its final assessment of the accounting for its debt instruments and warrants and clears all SEC comments.

Notice Regarding Forward-Looking Statements:

This Form 8-K may contain forward looking statements. These forward-looking statements come within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are subject to the “safe harbor” created by those sections. These statements include words such as “may, “could,” “will,” “should,” “assume,” “expect,” “anticipate,” “plan,” “intend,” “believe,” “predict,” “estimate,” “forecast,” “outlook,” “potential,” or “continue,” or the negative of these terms, and other comparable terminology. Such statements include, without limitation, management’s belief as to what accounting issues were identified and what periods are affected. Various risks and other factors could cause actual results, and actual events that occur, to differ materially from those contemplated by the forward looking statements. Factors and risks that may cause actual results to differ include, but are not limited to, risks that audit of the Registrant’s financial statements for fiscal year 2007, 2008 and 2009 and Registrant’s response to the SEC comment letters, when completed, will yield different results than anticipated, risks that the Registrant’s review of its historical financial statements will identify other issues not currently being considered that could delay or alter the results of the review, risks that the Registrant may not be able to conclude its assessment within a reasonable period of time which could result in future filings not being made timely, risks that management or the Registrant’s independent registered public accounting firm could conclude that the financial statements for other periods need to be restated and, along with the previously filed auditors’ reports, should not be relied upon, risks associated with a restatement of prior financial statements including, without limitation, adverse regulatory action or litigation, delisting from the Nasdaq Global Market, risks related to the Registrant’s ability to raise capital, and risks that the Registrant’s failure to timely file its Annual Report for fiscal year 2007, 2008 and 2009 could result in a breach of certain material contracts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

October 15, 2009	By:	/s/ W. Brian Olson
W. Brian Olson
Chief Financial Officer